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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) May 7, 2003.

                         GRAND CENTRAL FINANCIAL CORP.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

      Delaware                       0-25045                   34-1877137
      --------                      ---------                  ----------
(State or other Jurisdiction       (Commission               (IRS Employer
incorporation or organization)     File Number)            Identification No.)

                    601 Main Street, Wellsville, Ohio 43968
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                   (Address of principal executive offices)

                                 (330) 532-1517
                                 --------------
              (Registrant's telephone number, including area code)

                                Not Applicable
                                ---------------
         (Former name or former address, if changed since last report)













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ITEM 5.  OTHER EVENTS.
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     On May 7, 2003, an Amended and Restated  Certificate of  Incorporation  was
filed by the Company with the State of Delaware Division of Corporations. The Amended and Restated Certificate of Incorporation changed the name of the Company from Grand Central Financial Corp. to Central Federal Corporation. The proposal to change the name of the Company was approved at the Annual Meeting of Shareholders on April 23, 2003.
















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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May 7, 2003                By:/s/ David C. Vernon
                                          ---------------------------------
                                          David C. Vernon
                                          Chairman of the Board, President and
                                          Chief Executive Officer